UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 14, 2020

Rave Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)

Missouri	0-12919	45-3189287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3551 Plano Parkway, The Colony, Texas	75056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 384-5000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	RAVE	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On July 14, 2020, Rave Restaurant Group, Inc. (the “Company”) dismissed Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm.  Baker Tilly had served as the Company’s independent registered public accounting firm since June 2, 2019. Baker Tilly’s audit report on the Company’s consolidated financial statements as of and for the year ended June 23, 2019 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the Audit Committee of the Company’s board of directors.

During the two most recent fiscal years ended June 28, 2020, and the subsequent interim period preceding July 14, 2020, there were no (i) disagreements with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Baker Tilly’s satisfaction, would have caused Baker Tilly to make reference to the subject matter of the disagreement in connection with its report, or (ii) “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K. The Company has provided Baker Tilly with a copy of the disclosures contained in this Form 8-K and has requested that Baker Tilly furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether Baker Tilly agrees with the statements contained herein and, if not, stating the respects in which it does not agree.  A copy of Baker Tilly’s letter concurring with the statements contained herein is attached as Exhibit 16.1 to this Form 8-K.

On July 14, 2020, the Audit Committee of the Company engaged Armanino LLP (“Armanino”) as the principal accountant to audit the Company’s financial statements as of and for the fiscal year ending June 28, 2020.  During the two most recent fiscal years ended June 28, 2020, and through the subsequent interim period preceding such engagement, the Company did not consult with Armanino regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a “reportable event”  (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

16.1	Baker Tilly Virchow Krause, LLP letter dated July 17, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAVE RESTAURANT GROUP, INC.

Date: July 17, 2020	By:	/s/ CLINTON D. FENDLEY
Clinton D. Fendley
Vice President - Finance
(principal financial officer)